EXHIBIT 13.1

Certification of Chief Executive Officer
Pursuant to 18 U.S.C. Section 1350,
as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Bernard Charlès, President and Chief Executive Officer of Dassault Systèmes, a société anonyme organized under French law (“DASSAULT SYSTEMES”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(i)	the Annual Report of Dassault Systèmes on Form 20-F for the fiscal year ended 31 December 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)	the information contained in the Annual Report fairly presents in all material respects the financial condition and results of operations of Dassault Systèmes.

This certification will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. This certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Dassault Systèmes specifically incorporates it by reference.

Date:  June 30, 2004

By:	/s/ Bernard Charlès
	Name:	Bernard Charlès
	Title:	President and Chief Executive Officer

Certification of Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350,
as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Thibault de Tersant, Executive Vice President Finance and Legal and Chief Financial Officer of Dassault Systèmes, a société anonyme organized under French law (“Dassault Systèmes”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(i)	the Annual Report of Dassault Systèmes on Form 20-F for the fiscal year ended 31 December 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)	the information contained in the Annual Report fairly presents in all material respects the financial condition and results of operations of Dassault Systèmes.

This certification will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. This certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Dassault Systèmes specifically incorporates it by reference.

Date:  June 30, 2004

By:	/s/ Thibault de Tersant
	Name:	Thibault de Tersant
	Title:	Executive Vice President and Chief Financial Officer

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